UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2017

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Government Properties Income Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

On July 20, 2017, the Company issued $300,000,000 aggregate principal amount of its 4.000% Senior Notes due 2022, or the Notes, in an underwritten public offering. The Notes were issued under an indenture supplement, dated as of July 20, 2017 and designated as the First Supplemental Indenture, between the Company and U.S. Bank National Association, or the Supplemental Indenture, to an indenture dated as of July 20, 2017, between the Company and U.S. Bank National Association, or the Base Indenture, and, together with the Supplemental Indenture, the Indenture. The Notes are the Company’s senior unsecured obligations and are not guaranteed by the Company’s subsidiaries. The Notes have certain restrictive financial and operating covenants, including covenants that restrict the Company’s ability to incur debts, including debts secured by mortgages on the Company’s properties, in excess of calculated amounts, and require the Company to maintain various financial ratios.

The Notes bear interest at the rate of 4.000% per annum on the principal amount, payable semi-annually in arrears on January 15 and July 15 of each year. Interest will accrue on the Notes from July 20, 2017, and the first interest payment date will be January 15, 2018. The Notes will mature on July 15, 2022, unless previously redeemed.

The Company expects to use the $295.4 million of net proceeds from the offering of the Notes (after payment of the underwriting discount and other estimated offering expenses payable by the Company) to finance, in part, the Company’s previously disclosed acquisition of First Potomac Realty Trust, or FPO, and such acquisition, the Transaction. The Company currently expects the Transaction to be completed prior to December 31, 2017; however, in the event the Transaction is not completed on or prior to December 31, 2017 or the related merger agreement is terminated on or at any time prior to that date, the Company will be required to redeem all of the Notes then outstanding at a special mandatory redemption price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest from July 20, 2017, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the redemption date.

In addition, the Company may redeem, at its option, the Notes in whole at any time or in part from time to time before they mature. In such case, the redemption price for the Notes will equal the outstanding principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, from July 20, 2017, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the redemption date, plus the Make-Whole Amount (as defined in the Supplemental Indenture), if any. If the Notes are redeemed on or after June 15, 2022 (one month prior to their stated maturity date), the Make-Whole Amount for the Notes will equal zero.

The foregoing description of the Indenture, including the description of covenants contained therein, is not complete and is subject to and qualified in its entirety by reference to the copies of the Base Indenture and the Supplemental Indenture attached as Exhibits 4.1 and 4.2 hereto, which are incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

As previously disclosed, on June 27, 2017, the Company entered into a commitment letter, or the Commitment Letter, with Citigroup Global Markets Inc. pursuant to which, on the terms and subject to the conditions set forth therein, Citigroup Global Markets Inc. (or certain of its affiliates), Bank of America, N.A., Morgan Stanley Bank, N.A. and UBS AG, Stamford Branch committed to provide us a 364-day senior unsecured bridge loan facility in an aggregate principal amount of up to $750 million, to finance, in part, the Transaction. Pursuant to the terms of the Commitment Letter, the net proceeds of $295.4 million from the offering of the Notes described in Item 1.01 of this Current Report on Form 8-K and the net proceeds of $442.3 million from the Company’s previously disclosed July 2017 issuance of common shares in an underwritten public offering reduced the aggregate commitments thereunder. On July 20, 2017, the Company and the other parties thereto terminated the Commitment Letter.

Citigroup and the other parties to the Commitment Letter, as well as their affiliates, have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements. In addition, Citigroup is acting as our exclusive financial advisor for the Transaction, and Citigroup and affiliates of other parties to the Commitment Letter acted as underwriters for the offering of the Notes described in Item 1.01 of this Current Report on Form 8-K and the previously disclosed July 2017 issuance of common shares and received and will receive customary fees and commissions in connection therewith.

The foregoing description of the Commitment Letter is not complete and is subject to and qualified in its entirety by reference to the copy of the Commitment Letter attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 27, 2017, which is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE COMPANY EXPECTS TO USE THE NET PROCEEDS FROM THE OFFERING OF THE NOTES TO FINANCE, IN PART, THE TRANSACTION. THE TRANSACTION IS SUBJECT TO CUSTOMARY CONDITIONS, INCLUDING APPROVAL BY THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING FPO COMMON SHARES. THE COMPANY CANNOT BE SURE THAT SUCH CONDITIONS WILL BE SATISFIED.  IF THE TRANSACTION IS NOT COMPLETED ON OR PRIOR TO DECEMBER 31, 2017 OR THE FPO MERGER AGREEMENT IS TERMINATED ON OR AT ANY TIME PRIOR TO THAT DATE, THE COMPANY WILL BE REQUIRED TO REDEEM ANY NOTES THEN OUTSTANDING AT 101% OF THE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN ITS ANNUAL REPORT, IN ITS PROSPECTUS SUPPLEMENT DATED JULY 17, 2017 AND IN ITS CURRENT REPORT ON FORM 8-K DATED JUNE 27, 2017, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY ITS FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of July 20, 2017, between Government Properties Income Trust and U.S. Bank National Association. (Filed herewith.)

4.2

First Supplemental Indenture, dated as of July 20, 2017, between Government Properties Income Trust and U.S. Bank National Association, relating to its 4.000% Senior Notes due 2022, including form thereof. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Chief Financial Officer and Treasurer

Dated: July 21, 2017